Taxes Receivable	12 Months Ended
Sep. 30, 2025
Taxes Receivable [Abstract]
TAXES RECEIVABLE

NOTE 6 – TAXES RECEIVABLE

For the year ended September 30, 2025 and 2024, With no expiration date, the tax receivables amounts were $665,958 and $581,063, respectively. This is primarily due to the entity’s input VAT being higher than its output VAT for the respective periods. According to the relevant VAT laws and regulations in China, in such cases, entities have the option to carry forward the excess amount for future offsetting. This allows the entities to retain the right to claim a refund when necessary or to apply for an export tax rebate when exporting goods. The retention of VAT offsetting amounts is a prerequisite for applying for export tax rebates. As the Company continues its operations, the VAT receivables can be used to offset the VAT liabilities on a monthly basis. Therefore, there is no need to evaluate the impairment of the VAT receivables.